UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 9, 2004



Commission       Registrant; State of Incorporation;       I.R.S. Employer
File Number       Address; and Telephone Number           Identification No.
-----------       -----------------------------           ------------------

333-21011     FIRSTENERGY CORP.                                  34-1843785
              (An Ohio Corporation)
              76 South Main Street
              Akron, OH  44308
              Telephone (800)736-3402

1-2578        OHIO EDISON COMPANY                                34-0437786
              (An Ohio Corporation)
              76 South Main Street
              Akron, OH  44308
              Telephone (800)736-3402

1-2323        THE CLEVELAND ELECTRIC ILLUMINATING COMPANY        34-0150020
              (An Ohio Corporation)
              c/o FirstEnergy Corp.
              76 South Main Street
              Akron, OH  44308
              Telephone (800)736-3402

1-3583        THE TOLEDO EDISON COMPANY                          34-4375005
              (An Ohio Corporation)
              c/o FirstEnergy Corp.
              76 South Main Street
              Akron, OH  44308
              Telephone (800)736-3402

1-3491        PENNSYLVANIA POWER COMPANY                         25-0718810
              (A Pennsylvania Corporation)
              c/o FirstEnergy Corp.
              76 South Main Street
              Akron, OH  44308
              Telephone (800)736-3402

1-3141        JERSEY CENTRAL POWER & LIGHT COMPANY               21-0485010
              (A New Jersey Corporation)
              c/o FirstEnergy Corp.
              76 South Main Street
              Akron, OH  44308
              Telephone (800)736-3402

1-446         METROPOLITAN EDISON COMPANY                        23-0870160
              (A Pennsylvania Corporation)
              c/o FirstEnergy Corp.
              76 South Main Street
              Akron, OH  44308
              Telephone (800)736-3402

1-3522        PENNSYLVANIA ELECTRIC COMPANY                      25-0718085
              (A Pennsylvania Corporation)
              c/o FirstEnergy Corp.
              76 South Main Street
              Akron, OH  44308
              Telephone (800)736-3402

Item 8.01 Other Events

          On September 14, 2004, FirstEnergy Corp. announced that it will make a $500 million voluntary contribution to its pension plan. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated by reference. The contribution will be funded by FirstEnergy's subsidiaries through existing short-term credit arrangements, including available intercompany money pools, as follows:

                                                              (In millions)

 Ohio Edison Company........................................       $ 60
 The Cleveland Electric Illuminating Company................         32
 The Toledo Edison Company..................................         13
 Pennsylvania Power Company.................................         13
 Jersey Central Power & Light Company.......................         62
 Metropolitan Edison Company................................         39
 Pennsylvania Electric Company..............................         50
 All other subsidiaries.....................................        231
                                                                   ----
     Total..................................................       $500
                                                                   ====


           FirstEnergy also issued a Letter to the Investment Community that provides additional related details. A copy of the Letter to the Investment Community is attached as Exhibit 99.2 hereto and incorporated by reference.

           The following clarifies a statement made by a FirstEnergy representative at an investor conference on September 9, 2004. The Nuclear Regulatory Commission (NRC) recently publicly disclosed that it was notifying FirstEnergy that it will increase its regulatory oversight of the Perry Nuclear Power Plant as a result of problems with safety system equipment over the past two years. Ohio Edison Company, The Cleveland Electric Illuminating Company, The Toledo Edison Company and Pennsylvania Power Company own and/or lease the Perry Nuclear Power Plant. The NRC noted that the plant continues to operate safely. The increased oversight will include an extensive NRC team inspection to assess the equipment problems and FirstEnergy's corrective actions. The NRC's press release, which includes a letter to FirstEnergy, is attached as Exhibit 99.3 hereto and incorporated by reference. The outcome of this increased oversight is not known at this time.


Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.   Description
-----------   -----------

    99.1      Press release issued by FirstEnergy Corp., dated September 14,
              2004

    99.2      Letter to the Investment Community, dated September 14, 2004

    99.3 Press release issued by the Nuclear Regulatory Commission, dated August 12, 2004



Forward-Looking Statement: This Form 8-K includes forward-looking statements based on information currently available to management. Such statements are subject to certain risks and uncertainties. These statements typically contain, but are not limited to, the terms "anticipate", "potential", "expect", "believe",

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



"estimate" and similar words. Actual results may differ materially due to the speed and nature of increased competition and deregulation in the electric utility industry, economic or weather conditions affecting future sales and margins, changes in markets for energy services, changing energy and commodity market prices, replacement power costs being higher than anticipated or inadequately hedged, maintenance costs being higher than anticipated, legislative and regulatory changes (including revised environmental requirements), adverse regulatory or legal decisions and the outcome of governmental investigations (including revocation of necessary licenses or operating permits), availability and cost of capital, the continuing availability and operation of generating units, the inability to accomplish or realize anticipated benefits of strategic goals, the ability to improve electric commodity margins and to experience growth in the distribution business, the ability to access the public securities markets, further investigation into the causes of the August 14, 2003 regional power outage and the outcome, cost and other effects of present and potential legal and administrative proceedings and claims related to that outage, the final outcome in the proceeding related to FirstEnergy's Application for a Rate Stabilization Plan in Ohio, the risks and other factors discussed from time to time in the registrants' Securities and Exchange Commission filings, including their annual report on Form 10-K (as amended) for the year ended December 31, 2003, and their Form 10-Q for the quarter ended June 30, 2004, and other similar factors. The registrants expressly disclaim any current intention to update any forward-looking statements contained in this document as a result of new information, future events, or otherwise.

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



                                    SIGNATURE



           Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



September 14, 2004



                                            FIRSTENERGY CORP.
                                            -----------------
                                              Registrant

                                           OHIO EDISON COMPANY
                                           -------------------
                                              Registrant

                                          THE CLEVELAND ELECTRIC
                                          ----------------------
                                           ILLUMINATING COMPANY
                                           --------------------
                                              Registrant

                                        THE TOLEDO EDISON COMPANY
                                        -------------------------
                                              Registrant

                                       PENNSYLVANIA POWER COMPANY
                                       --------------------------
                                              Registrant

                                  JERSEY CENTRAL POWER & LIGHT COMPANY
                                  ------------------------------------
                                              Registrant

                                      METROPOLITAN EDISON COMPANY
                                      ---------------------------
                                              Registrant

                                     PENNSYLVANIA ELECTRIC COMPANY
                                     -----------------------------
                                              Registrant




                                     /s/  Harvey L. Wagner
                           ------------------------------------------------
                                          Harvey L. Wagner
                                   Vice President, Controller and
                                      Chief Accounting Officer


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